UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




        Date of Report (Date of earliest event reported): September 3, 2004




                            GENERAL CABLE CORPORATION
             (Exact name of registrant as specified in its charter)



            Delaware                           1-12983                         06-1398235
 (State or other jurisdiction of      (Commission File Number)              (I.R.S. Employer
          incorporation                                             ---------------------------------
                                                                           Identification No.)
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                                  4 Tesseneer Drive
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                          Highland Heights, Kentucky 41076
                  (Address of principal executive offices/Zip Code)

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                                 (859) 572-8000
                    Registrant's telephone number, including area code

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                             Not Applicable
     (Former name or former address, if changed since last report)

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ITEM 8.01         Other Events

                  On September 3, 2004, the registrant issued a press release, a copy of which is filed as Exhibit 99.1 hereto and is incorporated herein by reference.

ITEM 9.01         Financial Statements and Exhibits

                  (c) The exhibit accompanying this report is listed in the Index to Exhibits.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            GENERAL CABLE CORPORATION


Date:    September 9, 2004        By:  /s/Robert J. Siverd
                                    -------------------------------------------
                                         Robert J. Siverd
                                   Executive Vice President and General Counsel



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                                INDEX TO EXHIBITS

Number                            Description                  Method of Filing
99.1        General Cable Corporation press release dated        Filed herewith
            September 3, 2004


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